SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                -------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 1, 2003
                                                          --------------

                               CYTOGEN CORPORATION
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-14879                  222322400
----------------------------   ------------------------      -------------------
(State or Other Jurisdiction   (Commission File Number)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)

650 College Road East, CN 5308, Suite 3100, Princeton, NJ                08540
---------------------------------------------------------             ----------
     (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (609) 750-8200
                                                           --------------

ITEM 5.     OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On August 1, 2003, Cytogen Corporation (the "Company") announced that the Company completed the reacquisition of marketing rights held by Berlex Laboratories, a U.S. affiliate of Schering AG, Germany, to QUADRAMET(R) (Samarium Sm 153 Lexidronam) in North and Latin America, in exchange for an upfront payment of $8 million and royalties based on future sales. QUADRAMET is a skeletal targeting therapeutic radiopharmaceutical for the relief of pain due to bone metastases arising from prostate, breast, multiple myeloma and other types of cancer.

         Such  press  release  is  attached   hereto  as  Exhibit  99.1  and  is
incorporated herein by reference. The foregoing description of such press release is qualified in its entirety by reference to such document.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

               Exhibit No.    Description
               -----------    -----------
                  99.1        Press release of the Company dated August 1, 2003.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTOGEN CORPORATION


                                        By:   /s/ Michael D. Becker
                                              ----------------------------------
                                              Michael D. Becker
                                              President and Chief Executive
                                              Officer

Dated:   August 1, 2003

                                  EXHIBIT INDEX


               Exhibit No.    Description
               -----------    -----------
                  99.1        Press release of the Company dated August 1, 2003.